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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 15, 2003

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31447                              74-0694415
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                       CENTERPOINT ENERGY RESOURCES CORP.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                 1-13265                              76-0511406
    (State or other jurisdiction              (Commission File Number)                     (IRS Employer
          of incorporation)                                                             Identification No.)

                        1111 LOUISIANA
                        HOUSTON, TEXAS                                            77002
           (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------
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ITEM 5.  OTHER EVENTS.

         On September 15, 2003, the Federal Energy Regulatory Commission ("FERC") issued a Show Cause Order to CenterPoint Energy Gas Transmission Company ("CEGT"), one of CenterPoint Energy Resources Corp.'s ("CERC") natural gas pipeline subsidiaries. CERC is a wholly owned subsidiary of CenterPoint Energy, Inc. ("CenterPoint Energy"). In its Show Cause Order, FERC contends that CEGT has failed to file with FERC and post on the internet certain information relating to negotiated rate contracts that CEGT had entered into pursuant to 1996 FERC orders. Those orders authorized CEGT to enter into negotiated rate contracts that deviate from the rates prescribed under its filed FERC tariffs. FERC also alleges that certain of the contracts contain provisions that CEGT was not authorized to negotiate under the terms of the 1996 orders.

         FERC is requiring CEGT to file a response within 30 days explaining why its failure to post all of the non-conforming terms and conditions in its negotiated rate contracts did not violate Section 4 of the Natural Gas Act and would not warrant FERC: (i) suspending or revoking CEGT's authority to enter into negotiated rate contracts; (ii) requiring CEGT to file all negotiated rate contracts for preapproval before they become effective; and (iii) requiring CEGT to provide to all customers on its system the preferential non-conforming terms and conditions that were not reported. FERC may also require CEGT to implement a strict compliance plan to ensure that future non-conforming contracts are reported to FERC. In its Show Cause Order, FERC did not propose any fine or other monetary sanction for the alleged violations. At the time it issued its Show Cause Order, FERC also initiated proceedings to review certain pending contracts between CEGT and members of Arkansas Gas Consumers, Inc. which FERC alleged contain similar non-conforming provisions. In that order, FERC directed CEGT to modify those contracts and make additional filings regarding them to conform to its conclusions in the Show Cause Order, including making certain provisions available on a generally applicable basis, unless CEGT can provide an acceptable explanation of why such modifications and filings are not required.

         FERC began authorizing pipelines to enter into negotiated rate contracts in 1996 in the face of a changing, more competitive natural gas industry. The contracts were intended to provide pipelines more flexibility in providing service to customers than traditional tariff services, such as by combining several tariff-based services under one contract instead of through multiple service arrangements.

         CEGT believes that its past filings with the FERC conformed to FERC's filing requirements at the time the various contracts were negotiated and that it will be able to demonstrate to FERC that it has complied with the applicable policy in all material respects. The specific areas that could be negotiated were spelled out in the 1996 orders governing CEGT's negotiated rate contracts. At least a summary of terms was filed with and approved by FERC when each of the negotiated rate contracts now questioned by FERC was entered into. CEGT intends to cooperate fully with FERC and will comply with applicable FERC requirements for filing and posting information relating to those contracts. CEGT believes at this time that the ultimate resolution of this matter would not have a material adverse effect on the financial condition or results of operations of either CERC or CEGT. The negotiated rate contracts in question are a subset of all of the CEGT transportation agreements. Even if it were ultimately
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precluded from using negotiated rate contracts, CEGT would still be able to provide firm and interruptible transportation services to its customers under its existing tariff offerings.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "believes," "intends," "would," "will" or other similar words.

         We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, we cannot assure you that actual results will not differ materially from those expressed or implied by our forward-looking statements.

         The following are some of the factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements:

         o   additional actions by FERC;

         o   changes in FERC orders, interpretations or rules; and

         o unanticipated actions by the counterparties to the subject contracts.

         You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1   CenterPoint Energy, Inc. external debt slides

ITEM 9.  REGULATION FD DISCLOSURE.

         A copy of slides presenting information about the external debt balances of CenterPoint Energy and its subsidiaries that CenterPoint Energy expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1.

         The slides are being furnished, not filed, pursuant to Regulation FD. Accordingly, the slides will not be incorporated by reference into any registration statement filed by CenterPoint Energy or any of its subsidiaries under the Securities Act of 1933, as amended, unless
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specifically identified therein as being incorporated therein by reference. The furnishing of the slides is not intended to, and does not, constitute a determination or admission that the information in the slides is material or complete, or that investors should consider this information before making an investment decision with respect to any security of CenterPoint Energy or any of its affiliates.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY, INC.


Date: September 17, 2003               By:  /s/ James S. Brian
                                            -------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CENTERPOINT ENERGY RESOURCES CORP.



Date: September 17, 2003               By:  /s/ James S. Brian
                                            --------------------------
                                            James S. Brian
                                            Senior Vice President and
                                            Chief Accounting Officer

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                                  EXHIBIT INDEX

              EXHIBIT
              NUMBER                 EXHIBIT DESCRIPTION
              ------                 -------------------

               99.1       CenterPoint Energy, Inc. external debt slides